Note 1 - Summary of Significant Accounting Policies	9 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Significant Accounting Policies [Text Block]
Note 1. Summary of Significant Accounting Policies

Vision-Sciences, Inc. and its subsidiaries (the “Company,” or “our”, “us” or “we”) designs, develops, manufactures, and markets products for endoscopy – the science of using an instrument, known as an endoscope, to provide minimally invasive access to areas not readily visible to the human eye. Our products are sold throughout the world through direct sales representatives in the United States (“U.S.”) and independent distributors for the rest of the world. We are the exclusive supplier of ureteroscopes to the Endoscopy Division of Stryker Corporation (“Stryker”). Our largest geographic markets are the U.S. and Europe.

We are incorporated in Delaware, and are the successor to operations begun in 1987. In December 1990, Machida Incorporated (“Machida”) became our wholly-owned subsidiary. On December 11, 2014, we formed a second wholly-owned subsidiary, Visor Merger Sub LLC (“Merger Sub”). We own the registered trademarks Vision Sciences®, EndoSheath®, EndoWipe®, Slide-On® and The Vision System®. Not all products referenced in this report are approved or cleared for sale, distribution, or use.

On December 21, 2014, we and Merger Sub entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Uroplasty, Inc., a global medical device company based in Minnesota that develops, manufactures and markets innovative proprietary products for the treatment of voiding dysfunctions (“Uroplasty”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Uroplasty will merge with and into Merger Sub, with Merger Sub continuing as the surviving company and for which the Company is the sole member following the transaction.

Subject to the terms and conditions of the Merger Agreement, at the effective time and as a result of the merger, each share of common stock of Uroplasty issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 3.6331 shares of our common stock. No fractional shares of our common stock will be issued, and holders of Uroplasty common stock will be entitled to receive cash in lieu thereof. In addition, at the effective time and as a result of the merger, all outstanding options to purchase shares of common stock of Uroplasty and other equity awards based on common stock of Uroplasty, which are outstanding immediately prior to the effective time of the merger, will become, respectively, options to purchase shares of our common stock and, with respect to all other Uroplasty equity awards, awards based on our common stock, in each case, on terms substantially identical to those in effect prior to the effective time of the merger.

The merger is subject to certain customary conditions, including approval by shareholders of each company, as well as a number of other conditions set forth in the Merger Agreement, including the effectiveness of a Form S-4 registration statement containing a joint proxy statement/prospectus.

Each of us and Uroplasty has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that each party will conduct its business in the ordinary course consistent with its past practice during the interim period between the execution of the Merger Agreement and the consummation of the merger, and each party will not engage in certain kinds of transactions or take certain actions during such period. Each party also has agreed not to (i) take certain actions to solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, including the receipt of a Superior Proposal (as defined in the Merger Agreement), enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

The Merger Agreement may be terminated by mutual written consent of us and Uroplasty. The Merger Agreement also contains certain termination rights, including, among others, the right of either party to terminate if the merger shall not have become effective by September 30, 2015. A termination fee of $1.5 million plus expenses not to exceed $2 million will be paid by one party to the other in certain circumstances, including if our Board of Directors makes an Adverse Recommendation Change (as defined in the Merger Agreement).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 to our Current Report on Form 8-K filed on December 22, 2014.

Basis of Presentation and Preparation

We have prepared the condensed consolidated financial statements included herein according to generally accepted accounting principles in the United States of America (“U.S. GAAP”), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and include, in the opinion of management, all adjustments (normal and recurring) that we consider necessary for a fair presentation of such information. We have condensed or omitted certain information and footnote disclosures normally included in financial statements pursuant to those rules and regulations. We believe, however, that our disclosures are adequate to make the information presented not misleading.

The results for the interim periods presented are not necessarily indicative of results to be expected for the full fiscal year. Please read these condensed consolidated financial statements in conjunction with the consolidated financial statements and the related notes included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014.

Liquidity and Capital Resources

We have incurred substantial operating losses since our inception and there can be no assurance that we will ever achieve or sustain a profitable level of operations in the future. We anticipate that we will continue to incur negative cash flows from operations during the remainder of fiscal 2015, driven by continued investment in a direct sales force for the U.S. market, spending for marketing, revitalizing a research and development pipeline, and general business operations. As of December 31, 2014, we had cash and cash equivalents totaling approximately $1.5 million. On June 16, 2014, we issued a convertible promissory note to Lewis C. Pell, our Chairman, (the “2014 Note”), that allows us to borrow up to $5.0 million through June 15, 2019. The 2014 Note was issued in accordance with a letter agreement dated May 29, 2014 with Mr. Pell, (“the Prior Letter Agreement”), that provided for up to $5.0 million of capital to be made available to us from Mr. Pell, subject to certain conditions and an expiration date of July 1, 2015. The Prior Letter Agreement was then terminated in connection with the 2014 Note. As of December 31, 2014, we had $4.0 million in principal outstanding under the 2014 Note. Pursuant to a letter agreement dated October 28, 2014 with Mr. Pell, or the Existing Letter Agreement, Mr. Pell has agreed to provide financial assistance to us in the amount of up to $2.5 million, if necessary to support our operations, for a period ending on the earlier of (i) January 1, 2016 or (ii) our raising debt or equity capital in the amount of $2.5 million or more. This financial assistance, if drawn by us, would be in the form of an additional loan, share purchase, or financing transaction, on such terms as we and Mr. Pell may determine. We have not utilized the Existing Letter Agreement. We expect that our cash at December 31, 2014, together with $1.0 million remaining available to be drawn under the 2014 Note at December 31, 2014, plus the $2.5 million of capital to be made available to us under the Existing Letter Agreement, subject to certain conditions and an expiration date of January 1, 2016, should be sufficient to fund our operations through at least December 31, 2015. However, if our performance expectations fall short (including our failure to generate expected levels of sales) or our expenses exceed expectations, or if the commitment under the 2014 Note or the Existing Letter Agreement become unavailable, we will need to secure additional financing and/or reduce our expenses to continue our operations. Our failure to do so would have a material adverse impact on our prospects and financial condition. There can be no assurance that any contemplated additional financing will be available on terms acceptable to us, if at all. If required, we believe we would be able to reduce our expenses to a sufficient level to continue to operate as a going concern.

In connection with the Merger Agreement, we entered into an amendment to the 2014 Note, and agreed with Mr. Pell that the Existing Letter Agreement will automatically terminate without further action by any party at the effective time of the merger with Uroplasty. See “Note 5 – Convertible Debt – Related Party.”

Summary of Significant Accounting Policies

Our condensed consolidated financial statements are prepared in accordance with the rules and regulations of the SEC for interim reporting and U.S. GAAP. These accounting principles require us to make certain estimates, judgments and assumptions. We believe that the estimates, judgments and assumptions upon which we rely are reasonable, based upon information available to us at the time that these estimates, judgments and assumptions are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities as of the date of the financial statements as well as the reported amounts of revenues and expenses during the periods presented. To the extent there are any differences (other than nominal differences) between these estimates, judgments or assumptions and actual results, our financial statements will be affected.

In the opinion of our Company’s management, the accompanying unaudited condensed financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly, in all material respects, our financial position as of December 31, 2014 and the results of operations and cash flows for the three months and nine months then ended. The results of operations and cash flows for the period ended December 31, 2014 are not necessarily indicative of the results of operations or cash flows to be expected for any subsequent quarter or the full fiscal year ending March 31, 2015. As of December 31, 2014, there have been no material changes to any of the significant accounting policies described in our Report on Form 10-K for the year ended March 31, 2014.

The accompanying condensed consolidated financial statements reflect the accounts of the Company. All significant inter-company accounts and transactions have been eliminated in consolidation.

New Accounting Pronouncement
s

In May 2014, the Financial Accounting Standards Board (FASB) issued new accounting guidance, namely (“ASU”) No. 2014-09, Revenue from Contracts with Customers, on revenue recognition. The new standard provides for a five-step model to be applied to all revenue contracts with customers as well as requires additional financial statement disclosures that will enable users to understand the nature, amount, timing and uncertainty of revenue and cash flows relating to customer contracts. Companies have an option to use either a retrospective approach or cumulative effect adjustment approach to implement the standard. There is no option for early adoption. For public entities, this ASU is effective for fiscal years and interim periods within those years beginning after December 15, 2016. We are currently evaluating the impact of the new guidance on our condensed consolidated financial statements.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern, which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date on which the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. This ASU applies to all entities and is effective for annual periods ending after December 15, 2016 and interim periods thereafter, with early adoption permitted. We are currently evaluating the impact of the new guidance on our condensed consolidated financial statements.

Fair Value Measurements

The carrying amounts reflected in our condensed consolidated balance sheets for cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, accrued compensation, and capital lease obligations approximate fair value due to their short-term nature.

In determining the fair value of the convertible debt – related party, we analyzed its attributes (coupon rate, conversion price, and the percentage of market cap the face value of the debt instrument was prior to the announcement of the debt) as compared with public company convertible debt issuances in the healthcare industry. We determined the convertible debt was not issued at a discount as its fair value was equal to its face (carrying) value.

Concentration of Credit Risk

Concentration of credit risk with respect to accounts receivable relates to certain domestic and international customers to whom we make substantial sales. To reduce risk, we routinely assess the financial strength of our customers and, when appropriate, we obtain advance payments for our international sales. As a consequence, we believe that our accounts receivable credit risk exposure is limited. We maintain an allowance for potential credit losses, but historically we have not experienced any significant credit losses related to any individual customer or group of customers in any particular industry or geographic area.

The following table summarizes net sales to our significant customer, which accounted for more than 10% of total medical segment net sales, total net sales and accounts receivable, net:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2014	2013	2014	2013
Medical segment
Stryker	$688	$1,202	$1,529	$3,548
Percentage of total medical segment net sales	18%	34%	15%	35%
Percentage of total net sales	14%	27%	12%	29%

	As of	As of
	December 31	March 31,
	2014	2014
Percentage of accounts receivable, net	13%	27%